UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2017

IRADIMED CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36534	73-1408526
(Commission File Number)	(IRS Employer Identification No.)

1025 Willa Springs Dr., Winter Springs, FL	32708
(Address of Principal Executive Offices)	(Zip Code)

(407) 677-8022

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

The information in Item 7.01 on this Form 8-K with respect to the full year and fourth quarter 2016 is hereby incorporated by reference.

Item 7.01              Regulation FD Disclosure.

On January 18, 2017, IRADIMED CORPORATION (the “Company”) issued a press release announcing its full year and first quarter 2017 financial guidance and its updated revenue estimates for the full year and fourth quarter 2016. The full text of the press release is included in Exhibit 99.1 to this report.

The information in this Item 2.02 and 7.01 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press release dated January 18, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRADIMED CORPORATION

Date: January 18, 2017
	By:	/s/Chris Scott
	Name:	Chris Scott
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated January 18, 2017